As filed with the Securities and Exchange Commission on July 30, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER ENERGY INFRASTRUCTURE AND INCOME FUND INC.
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Energy Infrastructure and Income Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
 (Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: November 30
Date of reporting period: May 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a) Following is a copy of the semi-annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Energy Infrastructure
and Income Fund Inc.

Semi-Annual Report

May 31, 2026

The “Neuberger Berman” and “Neuberger” names and logos and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC. ©2026 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present the semi-annual report for Neuberger Energy Infrastructure and Income Fund Inc. (the Fund) for the six-month period ended May 31, 2026 (the reporting period). The report includes a portfolio commentary, a listing of the Fund’s investments, and its unaudited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. The Fund remains committed to its investment strategy based on analysis of energy infrastructure companies, with an emphasis on the midstream natural resources sector.

As previously communicated, on March 26, 2026, the Fund announced an increase in its monthly distribution rate to $0.07008 per share of common stock from the prior monthly distribution rate of $0.0584, representing an increase of approximately 20%. In addition, on May 14, 2026, the Fund announced an amendment to its revolving credit facility to extend the duration and to increase the amount of available debt financing from $150 million to $175 million so that it is more in line with the Fund’s current asset level.

Thank you for your confidence in the Fund. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato

President and CEO

Neuberger Energy Infrastructure and Income Fund Inc.

1

Neuberger Energy Infrastructure and Income Fund Inc.

Portfolio Commentary (Unaudited)

Neuberger Energy Infrastructure and Income Fund Inc. (the Fund) produced a 19.71% total return on a net asset value (NAV) basis for the six months ended May 31, 2026 (the reporting period), outperforming its benchmark, the Alerian MLP Index (the Index), which posted a 16.61% total return for the same period. The use of leverage—which typically enhances performance in rising markets and detracts during market pullbacks—contributed positively during the reporting period. (Fund performance on a market price basis is provided in the table immediately following this commentary.)

This reporting period was marked by significant geopolitical and energy market volatility. The calendar year began with Venezuelan President Maduro being captured by U.S. armed forces and brought to stand trial in the United States, raising expectations and speculation regarding greater U.S. involvement in Venezuelan energy production. However, as we expected, U.S. firms have remained cautious in considering meaningful new investments. Political uncertainty, regulatory concerns, and the substantial capital required to rebuild Venezuela’s energy infrastructure continue to present significant hurdles. Later in the reporting period, escalating conflict involving Iran and resulting disruptions to shipping through the Strait of Hormuz contributed to heightened uncertainty across global energy markets and soaring energy prices around the world, with some regions more heavily impacted than others.

Despite these developments, U.S. natural gas prices remained largely stable. We believe this reflects the substantial transformation of the U.S. energy landscape over the past decade. The U.S. is now the world’s largest producer and exporter of oil, natural gas, and liquefied petroleum products, a position that, in our view, has fundamentally altered both domestic energy security and global energy markets.

We believe equity investors have long underestimated the strength and strategic importance of U.S. energy infrastructure. Recent geopolitical events reinforced our view that energy security, reliable supply chains, and infrastructure ownership have become increasingly important investment themes. Fee-based midstream energy infrastructure businesses remain particularly well-positioned given their essential role in transporting, processing, storing, and exporting energy products.

Our portfolio companies entered this period from a position of financial strength, with favorable balance sheets, dividend coverages, and earnings outlooks. Many have spent recent years reducing leverage, improving capital discipline, and strengthening cash flow generation. We also see multiple long-term demand drivers supporting continued investment across energy infrastructure and anticipate those trends to remain supportive for years to come.

Following the removal of the pause on new liquefied natural gas (LNG) export permits, U.S. exports should continue to expand over the coming decade. At the same time, we believe growing electricity demand, including from hyperscaler artificial intelligence data centers, will create additional demand for natural gas. Forecasts continue to suggest rising natural gas demand from both export markets and domestic power generation. We believe continued growth in LNG infrastructure and power demand will create additional opportunities across midstream energy systems.

Taken together, we believe growing recognition of the importance of energy security, rising LNG exports, and increasing electricity demand support a constructive long-term outlook for the companies in our portfolio. Combined with the financial strength of our holdings and their critical role in the nation’s energy infrastructure, these trends should continue to support investment opportunities across the midstream sector and broader energy infrastructure universe.

Sincerely,

Douglas Rachlin

Lead Portfolio Manager

Paolo Frattaroli

Portfolio Manager

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

2

Neuberger Energy Infrastructure and Income Fund Inc.

Portfolio Commentary (Unaudited) (cont’d)

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

3

Energy Infrastructure and Income Fund Inc. (Unaudited)

TICKER SYMBOL
Energy Infrastructure and Income Fund Inc.	NML

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Investments*)
Common Stocks	69.2%
Master Limited Partnerships and Limited Partnerships	30.6
Short-Term Investments	0.2
Total	100.0%

*Does not include the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS
			Average Annual Total Return Ended 05/31/2026
	Inception Date*	Six Month Period Ended 05/31/2026	1 Year	5 Years	10 Years	Life of Fund
At NAV[1]
Energy Infrastructure and Income Fund Inc.	03/25/2013	19.71%	27.91%	22.12%	10.51%	3.67%
At Market Price[2]
Energy Infrastructure and Income Fund Inc.	03/25/2013	16.91%	24.13%	24.09%	10.50%	2.26%
Index
Alerian MLP Index[3]		16.61%	24.63%	21.74%	9.75%	5.83%

*Date of initial public offering. The Fund commenced operations on March 28, 2013.

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www. neuberger.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of the Fund’s common stock.

The investment return and market price will fluctuate and shares of the Fund’s common stock may trade at prices above or below NAV. Shares of the Fund’s common stock, when sold, may be worth more or less than their original cost.

4

Endnotes (Unaudited)

1	Returns based on the NAV of the Fund.

2	Returns based on the market price of shares of the Fund’s common stock on the NYSE American.

3	The Alerian MLP Index is a capped, float-adjusted, market capitalization-weighted index that measures the performance of energy infrastructure Master Limited Partnerships (MLPs). The index’s constituents are publicly traded partnerships or LLCs who earn the majority of their cash flows from qualified activities involving energy commodities. The maximum constituent weight is capped at 10% at each quarterly rebalancing. Effective after market close on December 21, 2018, index constituents were required to have a minimum market cap of $75 million. Prior to this date, the index also included other non-infrastructure energy MLPs. Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Investment Advisers LLC and include reinvestment of all income dividends and other distributions, if any. The Fund invests in securities not included in the above described index and generally does not invest in all securities included in the described index.

For more complete information on Neuberger Energy Infrastructure and Income Fund Inc., call Neuberger Berman Investment Advisers LLC (NBIA) at (877) 461-1899, or visit our website at www.neuberger.com.

5

Schedule of Investments Energy Infrastructure and Income Fund Inc.^ (Unaudited) May 31, 2026

Number of Shares		Value

Common Stocks 93.1%

Energy, Equipment & Services 7.1%
300,000	Noble Corp. PLC	$13,944,000	(a)
180,000	Solaris Energy Infrastructure, Inc.	12,517,200
254,000	Tidewater, Inc.	18,666,460	(a)*

		45,127,660
Independent Power and Renewable Electricity Producers 6.7%
1,025,000	Clearway Energy, Inc. Class C	42,189,000	(a)

Oil, Gas & Consumable Fuels 77.1%
900,000	Antero Midstream Corp.	18,864,000	(a)
1,200,000	Antero Resources Corp.	42,900,000	(a)*
176,000	California Resources Corp.	10,435,040	(a)
144,000	Cheniere Energy, Inc.	32,379,840	(a)
96,000	Chevron Corp.	17,516,160	(a)
206,000	ConocoPhillips	23,479,880	(a)
576,000	DT Midstream, Inc.	80,628,480	(a)
50,000	Devon Energy Corp.	2,224,500
200,000	EQT Corp.	10,986,000	(a)
250,000	Excelerate Energy, Inc. Class A	8,235,000	(a)
116,000	Expand Energy Corp.	10,785,680	(a)
136,000	Exxon Mobil Corp.	19,755,360	(a)
416,000	Hess Midstream LP Class A	15,600,000	(a)
344,000	Kinetik Holdings, Inc.	15,806,800	(a)
344,000	Occidental Petroleum Corp.	19,480,720	(a)
100,000	Sunococorp LLC	6,534,000
344,000	Targa Resources Corp.	87,744,080	(a)
300,000	Tourmaline Oil Corp.	13,713,416
732,000	Williams Cos., Inc.	52,257,480	(a)

		489,326,436
Trading Companies & Distributors 2.2%
38,600	Watsco, Inc.	14,170,060	(a)

Total Common Stocks (Cost $345,802,041)		590,813,156

Number of Units

Master Limited Partnerships and Limited Partnerships 41.2%

Oil, Gas & Consumable Fuels 41.2%
4,480,000	Energy Transfer LP	85,881,600	(a)
2,060,000	Enterprise Products Partners LP	75,787,400	(a)
425,000	MPLX LP	23,226,250	(a)
420,000	Sunoco LP	27,274,800	(a)
1,144,000	Western Midstream Partners LP	49,043,280	(a)

		261,213,330

Total Master Limited Partnerships and Limited Partnerships (Cost $105,126,522)		261,213,330

See Notes to Financial Statements	6

Schedule of Investments Energy Infrastructure and Income Fund Inc.^ (Unaudited) (cont’d)

Number of Shares		Value

Short-Term Investments 0.3%

Investment Companies 0.3%
1,702,918	First American Treasury Obligations Fund Class X, 3.62%(b) (Cost $1,702,918)	$1,702,918

Total Investments 134.6% (Cost $452,631,481)		853,729,404
Liabilities less other Assets (34.6)%		(219,318,995)
Net Assets Applicable to Common Stockholders 100.0%		$634,410,409

*	Non-income producing security.

(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.

(b)	Represents 7-day effective yield as of May 31, 2026.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of May 31, 2026:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$590,813,156	$—	$—	$590,813,156
Master Limited Partnerships and Limited Partnerships(a)	261,213,330	—	—	261,213,330
Short-Term Investments	—	1,702,918	—	1,702,918
Total Investments	$852,026,486	$1,702,918	$—	$853,729,404

(a)	The Schedule of Investments provides information on the industry or sector categorization.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	7

Statement of Assets and Liabilities (Unaudited)

NEUBERGER ENERGY INFRASTRUCTURE AND INCOME FUND INC.
May 31, 2026
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$853,729,404
Dividends and interest receivable	680,120
Prepaid expenses and other assets	29,917
Total Assets	854,439,441

Liabilities
Loans payable (Note A)	144,500,000
Deferred tax liability—net (Note A)	74,163,464
Distributions payable—common stock	91,520
Payable to investment manager (Note B)	506,017
Payable to administrator (Note B)	168,672
Payable to directors	25,107
Interest payable (Note A)	54,790
Other accrued expenses and payables	519,462
Total Liabilities	220,029,032
Net Assets applicable to Common Stockholders	$634,410,409

Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$725,595,935
Total distributable earnings/(losses)	(91,185,526)
Net Assets applicable to Common Stockholders	$634,410,409

Shares of Common Stock Outstanding ($0.0001 par value; 1,000,000,000 shares authorized)	56,658,928
Net Asset Value Per Share of Common Stock Outstanding	$11.20

* Cost of Investments:
(a) Unaffiliated issuers	$452,631,481

See Notes to Financial Statements	8

Statement of Operations (Unaudited)

NEUBERGER ENERGY INFRASTRUCTURE AND INCOME FUND INC.
For the Six Months Ended May 31, 2026
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$16,650,432
Return of capital on dividends from master limited partnerships and related companies	(11,769,760)
Net dividend income—unaffiliated issuers	4,880,672
Foreign taxes withheld	(32,787)
Interest income—unaffiliated issuers	42,466
Total income	4,890,351

Expenses:
Investment management fees (Note B)	2,785,642
Administration fees (Note B)	928,547
Audit fees	72,813
Custodian and accounting fees	175,022
Insurance	11,099
Legal fees	90,925
Stock exchange listing fees	9,203
Stockholder reports	24,317
Stock transfer agent fees	8,550
Interest (Note A)	3,156,088
Directors’ fees and expenses	28,586
Franchise and income tax	32,626
Miscellaneous and other fees	4,178
Total expenses	7,327,596
Net investment income/(loss), before income taxes	(2,437,245)
Deferred tax benefit/(expense)	(8,159,288)
Net investment income/(loss)	$(10,596,533)

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	33,615,887
Settlement of foreign currency transactions	(401)
Deferred tax benefit/(expense)	—

Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	104,163,899
Deferred tax benefit/(expense), net of valuation allowance	(22,061,416)
Net gain/(loss) on investments	115,717,969
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	$105,121,436

See Notes to Financial Statements	9

Statements of Changes in Net Assets

	NEUBERGER ENERGY INFRASTRUCTURE AND INCOME FUND INC.
	Six Months Ended May 31, 2026 (Unaudited)	Fiscal Year Ended November 30, 2025
Increase/(Decrease) in Net Assets Applicable to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$(10,596,533)	$886,354
Net realized gain/(loss) on investments	33,615,486	32,322,071
Change in net unrealized appreciation/(depreciation) of investments	82,102,483	(28,570,611)
Net increase/(decrease) in net assets applicable to Common Stockholders resulting from operations	105,121,436	4,637,814

Distributions to Common Stockholders From (Note A):
Distributable earnings	(21,176,841)	(33,259,087)
Tax return of capital	—	(6,447,489)
Total distributions to Common Stockholders	(21,176,841)	(39,706,576)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	83,944,595	(35,068,762)

Net Assets Applicable to Common Stockholders:
Beginning of period	550,465,814	585,534,576
End of period	$634,410,409	$550,465,814

See Notes to Financial Statements	10

Statement of Cash Flows (Unaudited)

NEUBERGER ENERGY INFRASTRUCTURE AND INCOME FUND INC.
For the Six Months Ended May 31, 2026
Increase/(Decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Stockholders resulting from operations	$105,121,436
Adjustments to reconcile net increase in net assets applicable to Common Stockholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(84,686,411)
Proceeds from disposition of investment securities	83,317,660
Purchase/sale of short-term investment securities, net	(915,882)
Increase in dividends and interest receivable	(52,552)
Increase in prepaid expenses and other assets	(19,279)
Increase in deferred tax liability, net	30,220,704
Increase in payable to investment manager	96,186
Increase in payable to administrator	32,062
Increase in payable to directors	12,240
Decrease in interest payable	(1,978)
Increase in other accrued expenses and payables	34,806
Return of capital on dividends	11,769,760
Unrealized appreciation on investment securities of unaffiliated issuers	(104,163,899)
Net realized loss from settlement of foreign currency transactions	401
Net realized gain from transactions in investment securities of unaffiliated issuers	(33,615,887)
Net cash provided by/(used in) operating activities	$7,149,367

Cash flows from financing activities:
Cash distributions paid on common stock	(21,148,966)
Cash receipt from loan borrowings	14,000,000
Effect of exchange rate changes on cash	(401)
Net cash provided by/(used in) financing activities	$(7,149,367)
Net increase/(decrease) in cash	—

Cash:
Cash, foreign currency and restricted cash, if any, at beginning of period	—
Cash, foreign currency and restricted cash, if any, at end of period	$—

Supplemental disclosure:
Cash paid for interest	$3,158,066

See Notes to Financial Statements	11

Notes to Financial Statements Energy Infrastructure and Income Fund Inc. (Unaudited)

Note A – Summary of Significant Accounting Policies:

1	General: Neuberger Energy Infrastructure and Income Fund Inc. (the “Fund”) (formerly, Neuberger Berman Energy Infrastructure and Income Fund Inc.) was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board of Directors (the “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

Effective December 18, 2025, the Fund’s name was changed from Neuberger Berman Energy Infrastructure and Income Fund Inc. to Neuberger Energy Infrastructure and Income Fund Inc.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, master limited partnerships and limited partnerships, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time, on days the New York Stock Exchange (“NYSE”) is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive

12

for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs), when available.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board designated Management as the Fund’s valuation designee. As the Fund’s valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the six months ended May 31, 2026, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations to be approximately 29.3% as income and approximately 70.7% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4	Foreign currency translations: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

13

5	Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 21%.

For federal income tax purposes, the estimated cost of investments held at May 31, 2026 was $366,178,809. The estimated gross unrealized appreciation was $490,691,209 and estimated gross unrealized depreciation was $3,140,614 resulting in net unrealized appreciation in value of investments of $487,550,595 based on cost for U.S. federal income tax purposes.

The Fund may invest a significant portion of its assets in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of May 31, 2026, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$34,424,147
Capital loss carryforwards	—
Excess business interest expense carryforward	74,740
Total deferred tax asset, before valuation allowance	34,498,887
Valuation allowance	—
Net deferred tax asset, after valuation allowance	34,498,887
Deferred tax liabilities:
Unrealized gains on investment securities	108,662,351
Total net deferred tax liability	$(74,163,464)

Deferred Tax Assets include: amounts of Excess Business Interest Expense from the underlying master limited partnerships under Internal Revenue Code Section 163(j)(2) that may be deductible in future years if sufficient Excess Taxable Income or business interest income amounts are generated by the same partnership.

At May 31, 2026, a valuation allowance was not deemed necessary because Management believed that it is more likely than not that the Fund would be able to recognize its deferred tax assets through future taxable income. The Fund will continue to monitor all available evidence and continue to review and assess the need for a valuation allowance in the future. The impact of any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2026, the Fund had no uncertain tax positions.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income/loss, net change in realized gains, and net unrealized depreciation on investments for the six months ended May 31, 2026, as follows:

Application of statutory income tax rate(1)	$28,421,849
State income tax benefit, net of federal tax benefit(1)	1,742,395
Dividends received deduction, and other, net(1)	56,460
Total income tax (benefit)/expense	$30,220,704

(1)  As of May 31, 2026, the entire value is related to deferred tax.

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

14

Net operating loss carryforwards are available to offset future taxable income. The Fund has the following net operating loss carryforward amounts:

Fiscal Year Ended	Net Operating Loss Carryforwards	Expiration
November 30, 2014	$13,586,842	November 30, 2034
November 30, 2016	35,502,250	November 30, 2036
November 30, 2017	39,290,305	November 30, 2037
November 30, 2018	28,172,155	November 30, 2038
November 30, 2019	17,466,579	Not Applicable
November 30, 2021	15,326,982	Not Applicable
November 30, 2022	5,110,529	Not Applicable
	$154,455,642

The Fund has no capital loss carryforwards available to offset future taxable income.

6	Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to common stockholders: The Fund has adopted a policy to pay common stockholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common stockholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional shares of common stock. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2026 will be reported to Fund stockholders on IRS Form 1099-DIV. Distributions to common stockholders are recorded on the ex-date.

The Fund may invest a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At May 31, 2026, the Fund estimated these amounts for the period January 1, 2026 to May 31, 2026 within the financial statements because the 2026 information is not available from the MLPs until after the Fund’s fiscal year-end. All estimates are based on MLP information sources available to the Fund together with the actual IRS Forms 1099-DIV received to date. For the six months ended May 31, 2026, the character of distributions paid to stockholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. Based on past experience with MLPs, it is likely that a portion of the Fund’s distributions during the current year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after year-end and reported to Fund stockholders on IRS Form 1099-DIV.

On May 29, 2026, the Fund declared a monthly distribution to common stockholders in the amount of $0.07008 per share, payable on June 30, 2026, to common stockholders of record on June 15, 2026, with an ex-date of June 15, 2026. Subsequent to May 31, 2026, the Fund declared a monthly distribution on June 30, 2026, to common stockholders in the amount of $0.07008 per share, payable on July 31, 2026, to common stockholders of record on July 15, 2026, with an ex-date of July 15, 2026.

8	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative

15

net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

9	Financial leverage: In April 2015, the Fund entered into a $500 million secured, committed, margin facility with Société Générale, consisting of $300 million in committed floating-rate debt financing and $200 million in committed fixed-rate debt financing (the “Facility”). Through a series of amendments, the Fund has decreased and then increased the size of its Facility to keep it in line with its then current asset level, and has removed the committed fixed-rate debt financing from the Facility. The Fund has also amended certain terms, including the commitment fees and interest components, and extended the duration of the Facility.

As previously disclosed, on January 29, 2025, the Fund entered into an amendment to the credit agreement underlying the Facility, which increased the lender’s total commitment from $125 million to $150 million. On May 14, 2026, the Fund entered into an additional amendment to the credit agreement underlying the Facility (the “May 2026 Amendment”). The May 2026 Amendment increased the lender’s total commitment from $150 million to $175 million. The May 2026 Amendment also extended the floating rate maturity date from August 3, 2026 to August 2, 2029. The Fund currently has access to committed financing of up to $175 million in floating-rate revolving loans due August 2, 2029. Under the Facility, interest is charged on floating-rate loans based on an adjusted Daily Simple SOFR rate and is payable on the last day of each interest period.

The Fund is required to pay a commitment fee under the Facility if the level of debt outstanding falls below a certain percentage. The commitment fee, if any, is included in the Interest expense line item that is reflected in the Statement of Operations. During the six months ended May 31, 2026, the Fund was not required to pay this commitment fee. Under the terms of the Facility, the Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets.

For the six months ended May 31, 2026, the average principal balance outstanding and average annualized interest rate under the Facility were approximately $135.2 million and 4.62%, respectively. At May 31, 2026, the principal balance outstanding under the Facility was $144.5 million.

10	Concentration of risk: Under normal market conditions, the Fund invests in energy infrastructure companies, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

11	Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12	Segment reporting: The Fund has adopted FASB Accounting Standards Update No. 2023-07, “Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (“CODM”) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. NBIA acts as the Fund’s CODM through its portfolio managers and management and operating committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and evaluates

16

performance in accordance with the Fund’s principal investment strategy as disclosed in its prospectus and/or annual report. The CODM uses these measures to assess Fund performance and allocate resources effectively. The Fund’s total returns, expense ratios, and changes in net assets, which among others are used by the CODM to assess Fund performance and to make resource allocation decisions for the Fund’s single segment, are consistent with that presented within the Fund’s financial statements.

Note B – Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at an annual rate of 0.75% of the Fund’s average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains NBIA as its administrator under an Administration Agreement. The Fund pays NBIA an administration fee at an annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, NBIA retains U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) as its sub-administrator under a Sub-Administration Agreement. NBIA pays Fund Services a fee for all services received under the Sub-Administration Agreement.

Note C – Securities Transactions:

During the six months ended May 31, 2026, there were purchase and sale transactions of long-term securities of $84,686,411 and $83,317,660, respectively.

During the six months ended May 31, 2026, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D – Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Energy Infrastructure and Income Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each fiscal period and other performance information derived from the financial statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “—” indicates that the line item was not applicable in the corresponding fiscal period.

	Six Months
	Ended May 31,
	2026		Year Ended November 30,
	(Unaudited)		2025	2024	2023	2022	2021
Common Stock Net Asset Value, Beginning of Period	$9.72		$10.33	$8.02	$8.73	$6.32	$4.27
Income/(Loss) From Investment Operations Applicable to Common Stockholders:
Net Investment Income/(Loss)¢	(0.19)		0.02	0.02	(0.07)	(0.02)	(0.05)
Net Gains/(Losses) on Securities (both realized and unrealized)	2.04		0.07	2.99	0.06	2.67	2.28
Total From Investment Operations Applicable to Common Stockholders	1.85		0.09	3.01	(0.01)	2.65	2.23
Less Distributions to Common Stockholders From:
Net Investment Income	(0.37)		(0.59)	(0.70)	(0.65)	(0.22)	—
Tax Return of Capital	—		(0.11)	—	(0.05)	(0.02)	(0.18)
Total Distributions to Common Stockholders	(0.37)		(0.70)	(0.70)	(0.70)	(0.24)	(0.18)
Common Stock Net Asset Value, End of Period	$11.20		$9.72	$10.33	$8.02	$8.73	$6.32
Common Stock Market Value, End of Period	$9.79		$8.70	$9.44	$6.91	$7.21	$5.02
Total Return, Common Stock Net Asset Value†	19.71	%@@	1.90%◊	41.03%◊	1.71%	43.39%	54.03%
Total Return, Common Stock Market Value†	16.91	%@@	-0.20%◊	49.58%◊	6.11%	49.09%	59.28%
Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders, End of Period (in millions)	$634.4		$550.5	$585.5	$454.3	$494.7	$358.1
Ratios are Calculated Using Average Net Assets Applicable to Common Stockholders
Ratio of Expenses Including Deferred Income Tax (Benefit)/Expense#	7.39	%@&	1.07%	13.24%	2.95%	1.85%	1.55%
Ratio of Expenses Excluding Deferred Income Tax (Benefit)/Expense	2.42	%@	2.61%	2.72%	2.70%	1.85%	1.55%
Ratio of Net Investment Income/(Loss) Including Deferred Income Tax Benefit/(Expense)#	(5.77	)%@&	2.22%	(10.43)%	(1.11)%	(0.25)%	(0.82)%
Ratio of Net Investment Income/(Loss) Excluding Deferred Income Tax Benefit/(Expense)	(0.80	)%@	0.68%	0.09%	(0.86)%	(0.25)%	(0.82)%
Portfolio Turnover Rate	10	%@@	24%	27%	20%	19%	20%
Loans Payable (in millions)	$144.5		$130.5	$107.0	$103.0	$94.3	$66.6
Asset Coverage Per $1,000 of Loans Payable, End of PeriodØ	$5,391		$5,219	$6,473	$5,411	$6,247	$6,378

See Notes to Financial Highlights	18

Notes to Financial Highlights Energy Infrastructure and Income Fund Inc. (Unaudited)

¢	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

@	Annualized.

@@	Not Annualized.

◊	The class action proceeds received in 2025 and 2024 had no impact on the Fund’s total return for the years ended November 30, 2025 and November 30, 2024, respectively.

#	For the six months ended May 31, 2026, the Fund accrued $30,220,704 for net deferred income tax expense, and for the years ended November 30, 2025, November 30, 2024, November 30, 2023, November 30, 2022, and November 30, 2021, the Fund accrued $(8,407,136), $51,224,597, $1,125,299, $0, and $0, respectively, for net deferred income tax expense/(benefit).

&	Net deferred income tax expense/(benefit) is included in this ratio on a non-annualized basis.

Ø	The asset coverage ratio is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

19

Distribution Reinvestment Plan

Equiniti Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account.

No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle

20

each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at P.O. Box 10027, Newark, NJ, 07101-3027 or online at https://equiniti.com/us/ast-access/individuals/.

21

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	Equiniti Trust Company, LLC
1290 Avenue of the Americas	P.O. Box 10027
New York, NY 10104-0002	Newark, NJ 07101-3027
877.461.1899
Overnight correspondence should be sent to:
Custodian	Equiniti Trust Company, LLC
U.S. Bank, National Association	55 Challenger Road 2nd Floor
1555 North Rivercenter Drive, Suite 302	Ridgefield Park, NJ 07660
Milwaukee, WI 53212
Legal Counsel
Transfer Agent	K&L Gates LLP
Equiniti Trust Company, LLC	1601 K Street, NW
48 Wall Street, Floor 23	Washington, DC 20006-1600
New York, NY 10005
Shareholder Services 866.227.2136	Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger’s website at www.neuberger.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

23

Rev. June 2026

Facts	What Does Neuberger
Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	●	Social Security numbers, dates of birth, and other numerical identifiers

	●	Names and addresses

	●	Driver’s licenses, passports, and other identification documents

	●	Usernames and passwords

	●	Internet protocol addresses and other network activity information

	●	Income, credit history, credit scores, assets, transaction history, and other financial information

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Neuberger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our Affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our Affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For Nonaffiliates to market to you	No	We don’t share
Questions?	Call 646.497.4003 or 866.483.1046 (toll-free) Email NBPrivacyOfficer@nb.com or go to www.neuberger.com

This is not part of the Fund’s stockholder report.

Rev. June 2026

Who we are?
Who is providing this notice?	Entities within the Neuberger family of companies, mutual funds, and private investment funds.
What we do?
How does Neuberger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law and include physical, electronic and procedural safeguards.
How does Neuberger collect my personal information?	We collect your personal information directly from you or your representatives, for example, when you

	●	seek advice about your investments

	●	give us your contact or income information

	●	provide account information or open an account

	●	direct us to buy or sell securities, or complete other transactions

	●	visit one of our websites, portals, or other online locations

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

	●	sharing with Affiliates for everyday business purposes—information about your creditworthiness

	●	Affiliates from using your information to market to you

	●	sharing with Nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	●	Our affiliates include, but are not limited to, companies with a Neuberger name; financial companies, such as investment advisers or broker dealers; mutual funds; and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	●	Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	●	Neuberger doesn’t jointly market.

This is not part of the Fund’s stockholder report.	Page 2

This page intentionally left blank.

This page intentionally left blank.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not an offer for shares of the Fund.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Internal Sales & Services
877.461.1899
NO131 07/26	www.neuberger.com

(b) Not applicable.

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Energy Infrastructure and Income Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger High Yield Strategies Fund Inc. Form N-CSR, Investment Company Act file number 811-22396 (filed December 30, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to semi-annual reports on Form N-CSR.

(b) Not applicable to the Registrant.

Item 6. Investments.

(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable to semi-annual reports on Form N-CSR.
(b) There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during its most recent fiscal year.

(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger High Yield Strategies Fund Inc.’s Form N-CSR, Investment Company Act file number 811-22396 (filed December 30, 2025).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Energy Infrastructure and Income Fund Inc.

By:	/s/ Joseph V. Amato
Joseph V. Amato Chief Executive Officer and President
Date: July 30, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato Chief Executive Officer and President
Date: July 30, 2026

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer
Date: July 30, 2026